UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2008

CORTEX PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16467	33-0303583
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15241 Barranca Parkway, Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 727-3157

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2008, Cortex Pharmaceuticals, Inc. (the “Company”) entered into an Amendment No. 2 to Employment Agreement (the “Coleman Amendment”) with James H. Coleman, the Company’s Senior Vice President, Business Development, which amends his Employment Agreement with the Company dated as of May 17, 2000, as amended January 1, 2004 (the “Employment Agreement”), and an Amendment No. 1 to Severance Agreement (the “Messinger Amendment”) with Maria S. Messinger, the Company’s Vice President and Chief Financial Officer, which amends her Severance Agreement with the Company dated as of October 26, 2000 (the “Severance Agreement”). The Coleman Amendment and the Messinger Amendment are referred to herein collectively as the “Amendments” and the Employment Agreement and the Severance Agreement are referred to herein collectively as the “Agreements.”

The Company entered into the Amendments for the purpose of bringing the Agreements into compliance with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder. Section 409A governs “nonqualified deferred compensation” arrangements. Section 409A imposes penalties and additional tax on service providers (including employees and directors) if a nonqualified deferred compensation arrangement does not comply with its provisions. The Coleman Amendment modifies the definition of termination for “good reason” and related procedures to comply with Section 409A, clarifies that any severance payments which are treated as non-qualified deferred compensation must be made upon a “separation of service” with the Company and that, subject to certain exceptions, such payments may be delayed for a period of six months if Mr. Coleman is deemed to be a “specified employee” at the time of his termination of employment and provides that certain other payments, including expense reimbursements, will be made only at times permissible without triggering tax penalties under Section 409A. The Messinger Amendment modifies the definition of termination for “good reason” and related procedures to comply with Section 409A and clarifies that any severance payments which are treated as non-qualified deferred compensation must be made upon a “separation of service” with the Company and that, subject to certain exceptions, such payments may be delayed for a period of six months if Ms. Messinger is deemed to be a “specified employee” at the time of her termination of employment.

The foregoing descriptions of the Coleman Amendment and the Messinger Amendment do not purport to be complete and are qualified in their entirety by reference to the full texts of the Coleman Amendment and the Messinger Amendment, copies of which are attached hereto as Exhibit 10.110 and Exhibit 10.111, respectively, and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

See the disclosures set forth under Item 1.01 regarding the Coleman Amendment and the Messinger Amendment, which are incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.110	Amendment No. 2 to Employment Agreement, dated as of December 22, 2008, between Cortex Pharmaceuticals, Inc. and James H. Coleman.

10.111	Amendment No. 1 to Severance Agreement, dated as of December 22, 2008, between Cortex Pharmaceuticals, Inc. and Maria S. Messinger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 22, 2008	CORTEX PHARMACEUTICALS, INC.

	By:	/s/ Maria S. Messinger
Maria S. Messinger
Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.110	Amendment No. 2 to Employment Agreement, dated as of December 22, 2008, between Cortex Pharmaceuticals, Inc. and James H. Coleman.

10.111	Amendment No. 1 to Severance Agreement, dated as of December 22, 2008, between Cortex Pharmaceuticals, Inc. and Maria S. Messinger.

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